Exhibit 10.2

AMENDMENT NO. 1 TO WARRANT TO PURCHASE COMMON STOCK

This Amendment No. 1 to Warrant to Purchase Common Stock (this “Amendment”), dated as of October 31, 2014, is entered into by and among DelMar Pharmaceuticals, Inc., a Nevada corporation (the “Company”), and ________________________________ (the “Holder”) who hereby confirms the ownership of _______ warrants which have been properly issued or transferred to the Holder in accordance with the terms of the Warrant.

WITNESSETH:

WHEREAS, on January 24, 2013, the Company issued a warrant to purchase common stock to the Holder (the “Warrant”);

WHEREAS, the Company and the Holder desire to amend the Warrant as more particularly set forth below;

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

1. The following sentence shall be added at the end of Section 1(a):

For the avoidance of doubt, in the event the Company does not have an effective registration statement there is no circumstance that would require the Company to net cash settle the Warrants.

2. Section 1(b)(iv) of the Warrant shall be deleted in its entirety and replaced by the following which shall be inserted in lieu thereof:

Reserved.

3. Section 4 of the Warrant shall be deleted in its entirety and replaced by the following which shall be inserted in lieu thereof:

Reserved.

4. Except as modified herein, the terms of the Warrant shall remain in full force and effect.

5. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same Amendment. A signature delivered by facsimile shall constitute an original.

[Signature Page Follows]

[SIGNATURE PAGE TO AMENDMENT TO WARRANT TO PURCHASE COMMON STOCK]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

DELMAR PHARMACEUTICALS, INC.

By:
Name:
Title:

HOLDER:

_____________________